Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Reliability Incorporated (the "Company") Employee Stock Savings Plan (the "Plan") on Form 11-K for the annual period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carl Schmidt, Administrative Committee Member of the Plan, certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002) that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan

/s/ Carl Schmidt
Carl Schmidt
Administrative Committee Member
June 19, 2003

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